                                EXHIBIT 24

                                 FORM S-1

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 5 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.



          DATE                               SIGNATURE


May 18, 1999                                 /S/ROGER L. BOYD
                                             Roger L. Boyd, Director

                                 FORM S-1

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 5 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.



          DATE                               SIGNATURE


May 17, 1999                                 /S/JAMES G. BUICK
                                             James G. Buick, Director

                                 FORM S-1

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 5 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.


          DATE                               SIGNATURE


May 17, 1999                                 /S/JOHN S. CARTON
                                             John S. Carton, Director

                                 FORM S-1

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 5 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.


          DATE                               SIGNATURE


May 25, 1999                                 /S/ALEX J. DEYONKER
                                             Alex J. DeYonker, Director

                                 FORM S-1

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 5 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.


          DATE                               SIGNATURE


May 18, 1999                                 /S/RONALD A. DEYOUNG
                                             Ronald A. DeYoung, Director

                                 FORM S-1

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 5 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

          DATE                               SIGNATURE


May 20, 1999                                 /S/PARKER T. FELDPAUSCH
                                             Parker T. Feldpausch, Vice Chairman
                                               of the Board and Director

                                 FORM S-1

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 5 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.


          DATE                               SIGNATURE


May 18, 1999                                 /S/MARTIN P. HILL
                                             Martin P. Hill, Director

                                 FORM S-1

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 5 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.



          DATE                               SIGNATURE


May 18, 1999                                 /S/DAN R. PREVO
                                             Dan R. Prevo, Director

                                 FORM S-1

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 5 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.



          DATE                               SIGNATURE


June 24, 1999                                /S/RUSSELL H. VANGILDER, JR.
                                             Russell H. VanGilder, Jr.
                                             Chairman of the Board and Director